EXHIBIT 32

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Granite Construction Incorporated (the “Company”) does hereby certify to such officer’s knowledge that:

     The Annual Report on Form 10-K/A for the year ended December 31, 2003 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-K/A fairly presents in all material respects the financial condition and results of operations of the Company.

Dated: January 28, 2005	/s/ William G. Dorey
William G. Dorey
Chairman and Chief Executive Officer

Dated: January 28, 2005	/s/ William E. Barton
William E. Barton
Senior Vice President and Chief Financial Officer